                                                                 EXHIBIT 10.35A

                                                    AMENDED AND RESTATED
                                            PLEDGE AGREEMENT dated as of
                                            November 21, 2000 (this
                                            "Agreement"), amending and
                                            restating that certain Pledge
                                            Agreement dated as of March 23,
                                            2000 (the "Original Agreement"),
                                            between RICHARD S. MILLER, an
                                            individual (the "PLEDGOR"), and
                                            OPUS360 CORPORATION, a Delaware
                                            corporation (the "PLEDGEE or
                                            ISSUER").

                  The Pledgor was the holder of an option (the "OPTION") for the purchase of shares of the Common Stock, par value $0.001 per share, of the Issuer (the "COMMON STOCK"), granted by the Issuer to the Pledgor pursuant to the terms and conditions of the Amended and Restated Non-Statutory Option Agreement dated as of February 2, 2000, between the Pledgor and the Issuer (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "OPTION AGREEMENT"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Option Agreement.

                  Contemporaneously with the execution of the Original Agreement, on March 23, 2000, the Pledgor exercised the Option with respect to all of the Option 1 Shares covered thereby, being 200,000 fully vested shares of Common Stock (the "PLEDGED SHARES"), before giving effect to the then pending three-for-two split of the Common Stock approved by the Board of Directors of the Issuer prior to the date hereof, for an aggregate purchase price of $800,000. In order to fund (i) $790,00 of the aggregate purchase price of $800,000 being paid by the Pledgor in connection with his exercise of the Option with respect to the Pledged Shares and (ii) the Pledgor's payment of the federal and state withholding taxes (being $748,000) arising as a result of his exercise of the Option, the Pledgor borrowed $1,538,000 (the "ORIGINAL LOAN") from the Pledgee, against the issuance by the Pledgor to the Pledgee of a secured, full-recourse, interest-bearing promissory note dated the date hereof in the aggregate principal amount of the Loan (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "PRIOR NOTE").

                  Subsequent to the execution and delivery of the Prior Note and the Original Agreement, it was determined that Pledgor's actual federal and state income tax liability was in excess of $1,026,700. Contemporaneously with the execution hereof, Pledgor has borrowed an additional $278,700 (the "ADDITIONAL LOAN" and together with the Original Loan, the "LOAN") to fund the additional tax liability and has issued to Pledgee an amended and restated Promissory Note, in the aggregate principal amount of the Loan to evidence the Loan (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "NOTE"). The parties have therefore agreed to amend and restate this Pledge Agreement to reflect certain changes to the terms of the Loan and the pledge hereunder. Notwithstanding anything to the contrary contained herein, the Pledgee's recourse for the payment of the Secured Obligations shall be limited to the Pledged Collateral hereunder and the Pledgee shall have no recourse against any other assets of Pledgor for any amount due under the Note.

                  As contemplated by the Note and to secure to the Pledgee the Pledgor's due and punctual payment and performance of his obligations under the Note and this Agreement, the Pledgor is executing and delivering this Agreement to the Pledgee.

                  In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Issuer to make the Loan to the Pledgor, the Pledgor and the Issuer hereby agree as follows:

         2.   PLEDGE.

                  The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a first priority, perfected security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "PLEDGED COLLATERAL"): (a) all of the

Pledged Shares; (b) any cash or other property (including securities) at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the Pledged Shares or other property referred to in this CLAUSE (b); and (c) any and all products and proceeds of any of the foregoing, together with any and all other rights, titles, interests, powers, privileges and preferences pertaining to said property; PROVIDED, HOWEVER, that the amount of any Distribution excluded, pursuant to the Note, from a related Mandatory Prepayment (as such terms are defined in the Note) shall not be so delivered.

         3.   OBLIGATIONS SECURED.

                  This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the due and punctual payment and performance in full of the following (collectively, the "SECURED OBLIGATIONS"): (a) all obligations of the Pledgor under this Agreement; (b) all obligations due and payable under the Note; and (c) any reasonable costs or expenses incurred by the Pledgee or the Pledgee's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise.

         4.   REPRESENTATIONS AND WARRANTIES.

                  The Pledgor hereby represents and warrants to the Pledgee as follows:

                  (a) The Pledgor is, and will at all times continue to be, the legal and beneficial owner of the Pledged Collateral and none of the Pledged Collateral is subject to any Lien (other than the Liens created by this Agreement). No financing statement under the Uniform Commercial Code of any jurisdiction which names the Pledgor as debtor or covers any of the Pledged Collateral, or any other notice filed in the public records indicating the existence of a lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of the Pledgee, and the Pledgor has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of the Pledgee.

                  (b) The Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend his title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement), however arising, of all persons or entities.

                  (c) No consent or approval of any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority ("GOVERNMENTAL ENTITY"), securities exchange or any other person or entity was or is necessary to the validity of the pledge effected hereby.

         5.   COVENANTS.

                  The Pledgor hereby unconditionally covenants and agrees that the Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein) (except for any Lien arising under this Agreement) and will not sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

                  In the event Pledgor's employment with Pledgee terminates prior to the payment in full of the Note, and such termination causes Pledgor (or Pledgor's estate, as the case may be) to incur income tax liability as a result of the amendment and restatement of this Note, Pledgee agrees to indemnify Pledgor (or Pledgor's estate, as the case may be) from and against any such income tax liability net of any deductions taken by Pledgor for losses or otherwise that are associated with the Note or the disposition of the Pledged Collateral, by reimbursing Pledgor (or his estate) for the amount of the net income tax liability so incurred plus such additional amount necessary to pay the taxes due on the amount of the tax liability plus such additional amount. Pledgor shall use all good faith efforts to minimize such net tax liability and shall provide Pledgee with information on the tax liability he believes has been incurred and the amount of offsetting deductions, if any, plus an opportunity to review such information with Pledgor's tax advisor, prior to filing any tax return reflecting such tax liability with the Internal Revenue Service. Further, in the event Pledgor receives notice from the Internal Revenue Service of a claim that Pledgor owes additional amounts for which Pledgee is obligated to indemnify Pledgor hereunder, Pledgor shall authorize Pledgee to contest or defend any such claim on Pledgor's behalf, at Pledgee's expense, and provided Pledgee will further indemnify Pledgor for any penalties and/or interest incurred during the pendency of any such contest or defense.

         6.   ADDITIONAL SHARES.

                  The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any certificates, instruments or other documents evidencing Pledged Collateral consisting of additional Securities of the Issuer at any time issued to the Pledgor or otherwise acquired by the Pledgor in the manner described in CLAUSE (b) of SECTION 1 shall be promptly delivered or otherwise transferred to the Pledgee, such additional Securities being additional Pledged Collateral and subject to the lien of, and the terms and conditions of, this Agreement.

         7.   REGISTRATION IN NOMINEE NAME, DENOMINATIONS.

                  The Pledgee shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee. The Pledgor will promptly give to the Pledgee copies of any notices or other communications received by him with respect to Pledged Collateral registered in the name of the Pledgor. The Pledgee shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         8.   VOTING RIGHTS; DIVIDENDS.

                  (a) So long as no Event of Default (as defined in the Note) shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; PROVIDED, HOWEVER, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action could have a adverse effect on the value of such Pledged Collateral in the sole judgment of the Pledgee. The Pledgor shall not be entitled to retain and use any and all dividends or distributions or other payments paid on the Pledged Collateral, including any and all stock and/or liquidating dividends, other distributions in property, return of capital or other cash or non-cash distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of the Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the Issuer, or otherwise, such property, if it is a cash dividend or distribution or other cash payment, being a Mandatory Prepayment, or otherwise being additional Pledged Collateral pledged hereunder, and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as Pledged Collateral subject to the terms and conditions of this Agreement and the Note; PROVIDED, HOWEVER, that the amount of any Distribution excluded, pursuant to the Note, from a related Mandatory Prepayment (as such terms are defined in the Note) shall not be so delivered. The Pledgee agrees to execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, at the sole cost and expense of the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise and/or to receive the dividends which Pledgor is authorized to retain. Without limiting the generality of the foregoing, the Pledgor hereby grants a proxy (which shall be a proxy coupled with an interest) to the Pledgee to vote the Pledged Collateral upon the occurrence and continuation of an Event of Default.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to SECTION 7(a) shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by any law, rule, regulation, ordinance or code of any

Governmental Entity (each, a "LAW"), the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to SECTION 7(a). Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this SECTION 7(b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of SECTION 9. If the Pledgor shall receive any dividends or other property which he is not entitled to receive under this SECTION 7, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

         9.   REMEDIES UPON EVENT OF DEFAULT.

                  (a) In addition to any right or remedy that the Pledgee may have under the Note, any other loan documents or otherwise under applicable Law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "CODE") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by applicable Law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any applicable Law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable Law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee, to the extent permitted by applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable Law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale and to the extent permitted by applicable Law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement; and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

                  (b) If an Event of Default shall have occurred and be continuing, in addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

                  (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         10.  APPLICATION OF PROCEEDS OF SALE AND CASH.

                  The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the following order:

                  (a) FIRST: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Secured Obligations by or through an attorney at law;

                  (b) SECOND: to the payment of the interest due upon any of the Secured Obligations, in any order which the Pledgee may elect;

                  (c) THIRD: to the payment of the principal due upon any of the Secured Obligations in any order which the Pledgee may elect; and

                  (d) FOURTH: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

         11.  PLEDGEE APPOINTED ATTORNEY-IN-FACT.

                  The Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to do any of the following:
(a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acceptance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described herein; (d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power of attorney granted herein is irrevocable and coupled with an interest.

         12.  FURTHER ASSURANCES.

                  The Pledgor shall, at his sole cost and expense, take all action that may be necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Pledged Collateral, or to enable the

Pledgee to exercise or enforce its rights hereunder, including, without limitation, (a) delivering to the Pledgee, endorsed or accompanied by such instruments of assignment as the Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Pledgee shall deem necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Pledgee. Notwithstanding the foregoing the Pledgor agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding CLAUSE (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable Law. To the extent permitted by applicable Law, a carbon, photographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee may reasonably request. In the event any Pledged Collateral in certificated form becomes eligible for book-entry treatment, the Pledgor will use its best efforts to effectuate such book-entry treatment with respect to such Pledged Collateral.

         13.  SECURITIES LAWS.

                  In view of the position of the Pledgor in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act, as now or hereafter in effect, or any similar applicable Law (whether foreign or domestic) hereafter enacted analogous in purpose or effect (such Law and any such similar applicable Law as from time to time in effect being called the "SECURITIES LAWS") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable "BLUE SKY" or other state securities Laws or similar applicable Law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Pledgee may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid. The provisions of this SECTION 12 will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

         14.  CONTINUING SECURITY INTEREST.

                  This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgee of a portion of the Pledged Collateral.

         15.  SECURITY INTEREST ABSOLUTE.

                  All rights of the Pledgee hereunder, the grant of a security interest in the Pledged Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or any other loan document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, any other loan document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

         16.  NO WAIVER.

                  Neither the failure on the part of the Pledgee to exercise, nor the delay on its part in exercising, any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         17.  NOTICES.

                  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York, New York time) on a Business Day, and otherwise on the next Business Day, (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (postage prepaid and return receipt requested). Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                         (i)   if to the Issuer or Pledgee, to

                               Opus360 Corporation
                               39 West 13th Street, 3rd Floor
                               New York, New York 10011
                               Attention: General Counsel
                               Telephone: (212) 884-6492
                               Facsimile: (212) 884-6220
                               E-Mail: jmurphy@opus360.com

                         (ii)  if to the Pledgor, to

                                Richard S. Miller

                                5 Croydon Road
                                Morristown, New Jersey 07960
                                Telephone: (973) 267-8448

                                Facsimile: (973) 267-8397
                                E-Mail: rmiller@opus360.com

                                with a copy (which shall not constitute notice) to:

                                Walter, Conston, Alexander & Green, P.C.
                                90 Park Avenue
                                New York, New York 10016
                                Attention: Saul Ben-Meyer
                                Telephone: (212) 210-9545
                                Facsimile: (212) 210-9444
                                E-Mail: sben-meyer@wcag.com

As used in this Agreement, the term "BUSINESS DAY" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         18.  GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                           19.      AMENDMENTS.

                  No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         20.  BINDING AGREEMENT.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

         21.  TERMINATION.

                  Upon payment in full of all of the Secured Obligations, this Agreement shall terminate. The release of Pledged Collateral or reassignment of rights to the Pledgor upon the termination of this Agreement shall be without recourse to or warranty by the Pledgee and shall be made by the Pledgee at the sole cost and expense of the Pledgor, except to the extent such costs and expenses are the result of Pledgee's bad faith or gross negligence. Upon the release of Pledged Collateral or reassignment of rights to the Pledgor, the Pledgee will, at the sole cost and expense of the Pledgor, except to the extent such costs and expenses are the result of Pledgee's bad faith or gross negligence, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such release and reassignment and shall deliver to the Pledgor all Pledged Collateral so released then in its possession and not applied in satisfaction of the Secured Obligations.

         22.  SEVERABILITY.

                  In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         23.  INTERPRETATION; CONSTRUCTION

                  The headings contained in this Agreement and in any table of contents to this Agreement are for convenience of reference only and shall not govern or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Article, Section or clause shall be to the Articles, Sections and clauses of this Agreement. The words "INCLUDE," "INCLUDES" and "INCLUDING" are deemed to be followed by the phrase "WITHOUT LIMITATION." Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

         24.  COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed this Pledge Agreement as of the date first written above.

                                    PLEDGOR:


                                    /s/ Richard S. Miller
                                    -----------------------------------
                                    Richard S. Miller


                                    PLEDGEE:

                                    OPUS360 CORPORATION

                                    By: /s/ Ari B. Horowitz
                                       --------------------------------
                                          Ari B. Horowitz
                                          Chairman and Chief Executive Officer